INCORPORATED (BY CONTINUANCE) UNDER THE BUSINESS CORPORATIONS ACT (YUKON TERRITORY)

NUMBER 00000

SHARES

BEAR CREEK MINING CORPORATION

CUSIP 07380N 10 4

THIS CERTIFIES THAT

is the registered holder of

FULLY PAID AND NON-ASSESSABLE COMMON SHARES WITHOUT PAR VALUE

in the Capital of the above named Corporation subject to the Articles of Continuance and By-Laws of the Corporation transferable on the books of the Corporation by the registered holder in person or by Attorney duly authorized in writing upon surrender of this certificate properly endorsed.

This certificate is not valid unless countersigned by the Transfer Agent and Registrar of the Corporation.

IN WITNESS WHEREOF the Corporation has caused this certificate to be signed on its behalf by the facsimile signatures of its duly authorized officers at Vancouver, British Columbia.

DATED

President

Secretary

COUNTERSIGNED AND REGISTERED
PACIFIC CORPORATE SERVICES LTD. VANCOUVER
TRANSFER AGENT AND REGISTRAR

By

Authorized Officer

The Shares represented by this certificate are transferable at the offices of Pacific Corporate Services Ltd., Vancouver, B.C.

CE / Border Style BKE / Color Brown

B-1913-01 (#0842) / 3rd proof / Nov 15, 2002

FOR VALUE RECEIVED the undersigned hereby sells, assigns and transfers unto

PLEASE INSERT SOCIAL INSURANCE NUMBER OF TRANSFEREE

			-				-			

____

(Name and address of transferee)

____

____shares registered in the name of the undersigned on the books of the Corporation named on the face of this certificate and represented hereby, and irrevocably constitutes and appoints

____the attorney of the undersigned to transfer the said shares on the register of transfers and books of the Corporation with full power of substitution hereunder.

DATED:

______________________	______________________
(Signature of Witness)	(Signature of Shareholder)

NOTICE: The signature of this assignment must correspond with the name as written upon the face of the certificate, in every particular, without alteration or enlargement, or any change whatsoever, and must be guaranteed by a chartered bank or an eligible guarantor institution with membership in an approved signature guarantee medallion program.

Signature Guaranteed By: